SEPTEMBER 1, 1997

                   DELAWARE GROUP EQUITY FUNDS II, INC.
                              BLUE CHIP FUND
                               QUANTUM FUND
                          A Class/B Class/C Class

             Supplement to Prospectus Dated February 24, 1997

The following supplements the section Buying Class A Shares at Net Asset Value for Quantum Fund under Classes of Shares:

     For the period September 1, 1997 through January 28, 1998, Class A Shares of Quantum Fund may be purchased at net asset value by any investor within 90 days after a redemption of shares from a fund outside the Delaware Group of funds provided that:
1) the redeemed shares were purchased no more than five years before the proposed purchase of Class A Shares of Quantum Fund; and 2) a front-end sales charge was paid in connection with the purchase of the redeemed shares or a contingent deferred sales charge was paid upon their redemption.